Exhibit 10.4

TERMINATION OF CHANGE OF CONTROL AGREEMENT

THIS TERMINATION OF CHANGE OF CONTROL AGREEMENT is made October 26, 2015, by and between Bank of New Jersey (the “Bank”) and Richard Capone (the “Employee”).

WHEREAS, the Employee is the former Chief Financial Officer of the Bank and the current Senior Vice President and Controller of the Bank; and

WHEREAS, the Bank and the Employee are parties to that certain Change of Control Agreement dated April 11, 2014 the (“Change of Control Agreement”); and

WHEREAS, the Employee desires to continue his employment with the Bank but also reduce his job duties and work schedule; and

WHEREAS, the Bank is willing to so continue the Employee’s employment with the Bank in consideration for the termination of the Change of Control Agreement.

NOW THEREFORE, in consideration of the mutual releases herein set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1.             The Change of Control Agreement is hereby terminated, effective immediately.

2.             Nothing herein alters the at-will nature of the Employee’s employment with the Bank, confers upon the Employee any right to continue in the employment of the Bank, or limits in any respect the right of the Bank to discharge the Employee at any time, with or without cause and with or without notice.

3.             The Employee hereby releases the Bank and its affiliates and its and their successors and assigns, from any and all claims, rights, demands, damages, liens, actions or causes of action, at law, in equity or by statute, of whatsoever kind and nature, that the Employee now has or ever had, up through and including the date hereof, arising out of the Change of Control Agreement.

4.             The recitals set forth above are incorporated herein by reference.  This Termination of Change of Control Agreement contains the entire agreement between the Employee and the Bank with respect to the subject matter hereof.

IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Termination of Change of Control Agreement as of the date first written above.

Bank of New Jersey

/s/ Richard Capone	By:	/s/ Michael Lesler
Richard Capone	Name:	Michael Lesler
	Title:	President &CEO